UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

CYCLACEL PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500 Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of Cyclacel Pharmaceuticals, Inc. (the “Company”), dated May 13, 2010, announcing certain financial results for the first quarter ended March 31, 2010.

The Company will conduct a conference call to review its financial results on Thursday, May 13, 2010, at 4:30 p.m., Eastern Daylight Time.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 13, 2010, Cyclacel Pharmaceuticals, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that the consolidated financial statements as of and for the year ended December 31, 2009 contained in its Annual Report on Form 10-K filed on March 29, 2010 (the “Original Filing”) will be restated to correct an error in calculating the net loss per share as it relates to the payment of dividends on the Company’s 6% Convertible Exchangeable Preferred Stock (the “Preferred Stock”) in accordance with Accounting Standards Codification, or ASC, 260, “Earnings Per Share.” Changes are also being made in the consolidated statements of cash flows, but solely to correct disclosures related to dividends on the Preferred Stock. The restatement has no effect on net cash flows.

On May 10, 2010, the Company’s management reported the error to the audit committee of its board of directors. After initial discussions with the audit committee, management reviewed these matters in further detail, and after completing its analysis, recommended to the audit committee that the previously reported consolidated financial results as and for the year ended December 31, 2009 be restated to reflect the correction of the net loss per share calculation and other related corrections. The audit committee agreed with this recommendation. Pursuant to the recommendation of the audit committee, the Company’s board of directors determined at a meeting on May 13, 2010, that the reported consolidated financial results as and for the year ended December 31, 2009 contained in the Original Filing and the related report of the Company’s independent registered public accounting firm contained in the Original Filing should no longer be relied upon.

The Company expects to file an amendment to the Original Filing (the “Amendment”) with the Securities and Exchange Commission that will reflect the restated financial statements in the next several days. The Company’s management and the audit committee of the Company’s board of directors have discussed these matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm.

Background and Description of Error

Throughout 2007, 2008 and 2009, the Company had outstanding 2,046,813 shares of its Preferred Stock. The holders of the Preferred Stock are entitled to receive, when, as and if declared, a cash dividend at the annual rate of 6% of the liquidation preference of the Preferred Stock, which dividend is payable quarterly on the first day of February, May, August and November. Until April 6, 2009, the Company declared and paid these dividends. However, as part of the Company’s operating plan to reduce expenditure, on April 6, 2009, June 22, 2009, October 19, 2009, January 7, 2010 and March 29, 2010, the Company’s board of directors resolved not to declare payment of the cash dividend, which unpaid dividends are accrued.

Although the Company accrued for the unpaid dividends in its consolidated financial statements, it did not include the accrued amount when calculating basic and diluted loss per share of common stock for year ended December 31, 2009. As a result, the net loss per common share has been revised from $(0.88) per share, as reported in the Original Filing, to $(0.94), as will be reported in the Amendment. Similar errors occurred in 2007 and 2008 in the net loss per share disclosure.

The following tables set forth the effects of the restatement relating to net loss per share on affected line items within the Company’s previously reported Consolidated Statements of Operations for the years 2007, 2008 and 2009. The restatement has no effect on net cash flows, the reported net loss or the consolidated balance sheet in each of the years.

Effect on Consolidated Statements of Operations:

	Years ended December 31,
	2007	2008	2009
	($000s except for per share amounts)
Net loss reported	(24,053)	(40,386)	(19,570)
Restatement Changes:
Less: preferred dividends	(307)	(1,227)	(1,228)
Net loss applicable to common shareholders	(24,360)	(41,613)	(20,798)
Weighted-average common shares outstanding during the period	19,873,911	20,433,129	22,196,840
Restatement changes	($0.02)	($0.06)	($0.06)
Loss per share — basic and diluted	($1.23)	($2.04)	($0.94)

Cash flows disclosures

There were errors related to the presentation and disclosure of the Company’s Preferred Stock dividends in the statement of cash flows in 2007 through and including 2009. These errors had no effect on net cash flows or any impact on the consolidated balance sheet or consolidated statement of operations. In 2009, the Preferred Stock dividend of $307,000 paid on February 1, 2009 was disclosed incorrectly in the statement of cash flows within Net cash used in operating activities and should have been disclosed within Financing activities. Other disclosure errors were related to the terms of the make-whole dividend payment feature of the Company’s Preferred Stock. This make-whole dividend payment feature was considered to be an embedded derivative and was recorded on the balance sheet at fair value as a current liability. As a consequence of this feature, which expired in November 2007, amounts paid with respect to the period of the make-whole provision should be disclosed in Net cash used in operating activities rather than financing activities. Additionally, in the Supplemental cash flow information; Schedule of non-cash items, we accrued dividends on Preferred Stock for 2007 through and including 2009. These errors had no effect on the net cash flows or any impact on the consolidated balance sheet or consolidated statement of operations.

Timing of Restatement

The Company is working diligently to complete the restatement of its financial statements. The Company expects to file the Amendment in the next several days.

Item 9.01 Financial Statements and Exhibits.

      (d)  Exhibits.

Exhibit Number	Description

99.1	Press release announcing financial results for the quarter ended March 31, 2010, dated May 13, 2010.

99.2	Press release announcing the restatement of and non-reliance on 2009 annual financial statements, dated May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:   /s/ Paul McBarron
Name:   Paul McBarron
Title:   Executive Vice President—Finance,
Chief Financial Officer and
Chief Operating Officer

Date: May 13, 2010